Exhibit 10.44

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

FIRST AMENDMENT TO

THE LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT BETWEEN ELITE PHARMACEUTICALS, INC./ELITE LABORATORIES, INC. AND GLENMARK PHARMACEUTICALS INC. USA

This Amendment, dated as of August 1, 2018 (the “Amendment”), by and between Elite Laboratories, Inc. (a subsidiary of Elite Pharmaceuticals, Inc.), a corporation organized under the laws of the State of Delaware, with offices at 165 Ludlow Avenue, Northvale, New Jersey (“Elite”) and Glenmark Pharmaceuticals Inc. USA, a Delaware corporation located at 750 Corporate Drive, Mahwah, New Jersey 07430 (“Glenmark”) relating to that License, Supply and Distribution Agreement Between Elite Laboratories, Inc. (a subsidiary of Elite Pharmaceuticals, Inc.) and Glenmark dated May 22, 2018 (the “Agreement”);

WHEREAS Glenmark and Elite desire to amend the Agreement on the terms and subject to the conditions contained herein: and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the sufficiency, adequacy and satisfaction of which are hereby acknowledged, Glenmark and Elite hereby agree as follows:

1.	Schedule A of the Agreement shall be replaced in its entirety with new Schedule A listed below:

SCHEDULE A

Products and Prices

Product List

Generic Name	ANDA #	Reference Listed Drug	Market exclusivity grant from ELITE
Phendimetrazine 35 mg tablets	40762	Bontil® (Phendimetrazine Tartrate) Tablets, mfg by Valeant Pharm.	Semi-exclusive
Methadone 5 mg and 10 mg tablets	TBD	Dolophine® (Methadone HCl USP) Tablets, mfg by West-Ward Pharm.	Exclusive
Trimipramine 25 mg, 50 mg, 100 mg capsule	077361	Surmontil® (Trimipramine Maleate) Capsules mfg by Teva Pharmaceuticals Industry Ltd.)	Exclusive
Isradipine 2.5 mg, 5.0 mg capsule*	077169	Dynacirc® (Isradipine) Capules mfg by GlaxoSmithKline	Exclusive

 * Isradipine license shall begin October 2, 2018

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE A (continued)

Products and Prices

Transfer Prices ($/bottle)

Name	Full Batch Qty.	Bottle Size	Cost per bottle
Phendimetrazine 35 mg tablet	800,000 tablets	100 count	$[***]
Phendimetrazine 35 mg tablet	800,000 tablets	1000 count	$[***]
Methadone tablet, 5 mg	1,440,000	100 count	$[***]
Methadone tablet 10 mg	720,000	100 count	$[***]
Trimipramine Maleate capsule, 25 mg	65,000 capsules	30 count	$[***]
Trimipramine Maleate capsule, 50 mg	150,000 capsules	30 count	$[***]
Trimipramine Maleate capsule, 100 mg	150,000 capsules	30 count	$[***]
Isradipine capsules, 2.5 mg*	125,000	100 count	$[***]
Isradipine capsules, 5.0 mg*	125,000	100 count	$[***]

* Isradipine license shall begin October 2, 2018

Pricing includes all Product manufacturing and packaging costs, quality assurance, batch quality control testing and stability testing, and is subject pricing adjustments in Section 4.1(d).

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

2.	Schedule B of the Agreement shall be replaced in its entirety with new Schedule B listed below:

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Methadone Hydrochloride Tablets, USP 5 mg			Number: SP0603
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 3	Item Code: 0603
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	White to off-white round tablet with “ELI603” on one side and bisected on the other side
Chromatographic Identification ATM-0603-ASCU	The HPLC retention time of the major peak of the sample preparation corresponds to that of standard solution, as obtained in assay.
Assay ATM-0603-ASCU	93.0% -107.0% of label claim
Uniformity of Dosage (Content Uniformity) ATM-0603-ASCU

Stratified Content Uniformity samples will be taken from 40 evenly spaced locations

Stage 1:

Test n=3 from each of the 20 of the 40 evenly spaced locations (total of 60 samples)

If AV for n=60 is < 15.0, and all individual values are between 75% and 125%, the process passes Stage 1

Stage 2:

If AV is > 15.0, test 3 tablets from each of the remaining 20 stratified locations for Stage 2

If AV is < 15.0 for all 120 tablets and all individual values are between 75% and 125%, the process passes Stage 2

Impurities/Degradants ATM-0603-IMP	a. 4-Dimethylamino-2,2-diphenylvaleronitrile (Valero): NMT 0.15% b. Single largest Unknown: NMT 0.2% c. Total Impurities/Degradants: NMT 1.2%
Dissolution ATM-0603-DISS	Not less than 80% (Q) of label claim in 15 minutes
Residual Solvents	USP<467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Methadone Hydrochloride Tablets, USP 10 mg			Number: SP0604
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 3	Item Code: 0604
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	White to off-white round tablet with “ELI604” on one side and bisected on the other side
Chromatographic Identification ATM-0603-ASCU	The HPLC retention time of the major peak of the sample preparation corresponds to that of standard solution, as obtained in assay.
Assay ATM-0603-ASCU	93.0% -107.0% of label claim
Uniformity of Dosage (Content Uniformity) ATM-0603-ASCU

Stratified Content Uniformity samples will be taken from 40 evenly spaced locations

Stage 1:

Test n=3 from each of the 20 of the 40 evenly spaced locations (total of 60 samples)

If AV for n=60 is < 15.0, and all individual values are between 75% and 125%, the process passes Stage 1

Stage 2:

If AV is > 15.0, test 3 tablets from each of the remaining 20 stratified locations for Stage 2

If AV is < 15.0 for all 120 tablets and all individual values are between 75% and 125%, the process passes Stage 2

Impurities/Degradants ATM-0603-IMP	d. 4-Dimethylamino-2,2-diphenylvaleronitrile (Valero): NMT 0.15% e. Single largest Unknown: NMT 0.2% f. Total Impurities/Degradants: NMT 1.2%
Dissolution ATM-0603-DISS	Not less than 80% (Q) of label claim in 15 minutes
Residual Solvents	USP<467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Phendimetrazine Tartrate Tablets USP 35 mg			Number: SP0440
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 0	Item Code: 0440
QC#:	Batch#:	Manufacturing Date: Expiration date:

Test I Method	Specification	Results	Notebook Reference
Description Visual	Yellow round tablets with one face bisected and debossed with 'A" and"327"
Identification A USP	The crystals melt between 189°C and 193°C, range does not exceed 2°C
Identification B USP <191>	A reddish-pink color produced within 15 minutes
Chromatographic Identification ATM-0440-ASCU	The HPLC retention time of the sample preparation corresponds with the retention time of the Phendimetrazine Tartrate standard preparation in the assay test
Assay TM-0440-ASCU	90.0% -110.0%
Uniformity of Dosage (content Uniformity) ATM-0440-ASCU	Meets USP <905> Acceptance Value s15
Related substances (impurities/Degradants) ATM-0440-IMP	a. Intermediate I: NMT 0.1% b. Intermediate II: NMT 0.1% - Any other Unknown Impurity : NMT 0.2% c. Total Related Substances: NMT 1.0%
Dissolution TM-0440-DISS	Not less than 70% (Q) in 60 minutes
Water Determination ATM-0440-KF	Not more than 6.0%
Friability USP <1216>	Not more than 1.0%
Residual Solvents	USP<467> option 1	Complies	Refer_to_Certification

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 25mg of Trimipramine			Number: SP0850
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0850
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, yellow opaque body, imprinted “A-293” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 0.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 50mg of Trimipramine			Number: SP0851
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0851
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, medium orange opaque body, imprinted “A-294” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 0.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 100mg of Trimipramine			Number: SP0852
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0852
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, white opaque body, imprinted “A-295” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 1.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Isradipine Capsules USP 2.5 mg			Number: SP0910
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 1	Item Code: 0910
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	White opaque capsules with imprint “A263” on cap and body filled with yellow colored powder
Ultraviolet Absorption Identification USP <197U> 25µg/mL in methanol Cell Size: 1 cm Range: 250-450nm	The maxima obtained with the sample preparation corresponds with that of standard preparation
Chromatographic Identification ATM-0910-ASCU	The retention time of the major peak in the chromatogram of the Assay preparation corresponds to that in the chromatogram of the Standard preparation, as obtained in Assay
Assay ATM-0910-ASCU	90.0% -110.0% of the labeled amount of isradipine
Uniformity of Dosage (Content Uniformity) ATM-0910-ASCU	Meets USP <905> Acceptance Value ≤ 15.0
Related Substances (Impurities/Degradants) ATM-0910-IMP

a. Impurity C: NMT 0.2%

b. Impurity A: NMT 0.3%

c. Impurity D or USP related compound A: NMT 0.2%

d. Impurity B: NMT 0.3%

e. Impurity F: NMT 0.15%

f. Isradipine Ethyl-Isopropyl: NMT 0.15%

g. Each Unknown Related Substances: NMT 0.10%

h. Total (Known and Unknown): NMT 1.2%

Dissolution ATM-0910-DISS	Not less than 75% (Q) of labeled amount of isradipine is dissolved in 45 minutes
Water Determination USP <921>	Not more than 8.0%
Residual Solvents	USP<467> option 1	Complies	Refer to Certification
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Isradipine Capsules USP 5 mg			Number: SP0911
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 1	Item Code: 0911
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	Flesh opaque capsules with imprint “A264” on cap and body filled with yellow colored powder
Ultraviolet Absorption Identification USP <197U> 25µg/mL in methanol Cell Size: 1 cm Range: 250-450nm	The maxima obtained with the sample preparation corresponds with that of standard preparation
Chromatographic Identification ATM-0910-ASCU	The retention time of the major peak in the chromatogram of the Assay preparation corresponds to that in the chromatogram of the Standard preparation, as obtained in Assay
Assay ATM-0910-ASCU	90.0% -110.0% of the labeled amount of isradipine
Uniformity of Dosage (Content Uniformity) ATM-0910-ASCU	Meets USP <905> Acceptance Value ≤ 15.0
Related Substances (Impurities/Degradants) ATM-0910-IMP

a. Impurity C: NMT 0.2%

b. Impurity A: NMT 0.3%

c. Impurity D or USP related compound A: NMT 0.2%

d. Impurity B: NMT 0.3%

e. Impurity F: NMT 0.15%

f. Isradipine Ethyl-Isopropyl: NMT 0.15%

g. Each Unknown Related Substances: NMT 0.10%

h. Total (Known and Unknown): NMT 1.2%

Dissolution ATM-0910-DISS	Not less than 75% (Q) of labeled amount of isradipine is dissolved in 45 minutes
Water Determination USP <921>	Not more than 8.0%
Residual Solvents	USP<467> option 1	Complies	Refer to Certification
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

Except as expressly provided in this Amendment, the Agreement and all provisions therein are and shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

Elite Pharmaceuticals, Inc.		Glenmark Pharmaceuticals Inc., USA

By:	/s/ Nasrat Hakim	By:	/s/ Robert Matsuk
Name:	Nasrat Hakim	Name:	Robert Matsuk
Title:	President and CEO	Title:	Pres. North America & Global API Business

Date:		Date: July 25, 2018

Elite Laboratories, Inc.

By:	/s/ Nasrat Hakim
Name:	Nasrat Hakim
Title:	President and CEO

Date: